SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 6, 1998


                                 Medtronic, Inc.
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)



         1-7707                                           41-0793183
(Commission File Number)                                (IRS Employer
                                                        Identification No.)


                            7000 Central Avenue N.E.
                        Minneapolis, Minnesota 55432-3576
              (Address of Principal Executive Offices and Zip Code)


                                 (612) 514-4000
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.           Other Events

         On August 6, 1998 and August 18, 1998, the Registrant issued press releases relating to first-quarter earnings. The full text of the press releases is set forth in Exhibits 99.1 and 99.2, respectively, which are attached hereto and incorporated in this Report as if fully set forth herein.

Item 7.           Financial Statements and Exhibits

     Exhibit 99.1 Press release dated August 6, 1998.

     Exhibit 99.2 Press release dated August 18, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MEDTRONIC, INC.



                                             By /s/ Robert L. Ryan
Date:  August 19, 1998                          Robert L. Ryan
                                                Senior Vice President and Chief
                                                Financial officer

                                  EXHIBIT INDEX

                                 Medtronic, Inc.
                             Form 8-K Current Report
                              Dated August 19, 1998




Exhibit Number             Description

       99.1                Press release dated August 6, 1998
       99.2                Press release dated August 18, 1998